Tenancy Agreement
租約

An Agreement made the 28th day of December , 2020 between the Landlord and the Tenant as more particularly described in Schedule I.
此合約由業主及租客(雙方資料詳列於附表一) 於 2020 年 12 月 28 日訂立：

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follow:
業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款：

1. The Tenant shall pay to the Landlord the Rent in advance on the first day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have the right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份第一天上期繳付指定的租金予業主。倘租客於應繳租金之日的七天內仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金，而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without prior written consent of the Landlord.
租客在沒有業主書面同意前，不得對該物業作任何改動及 / 或加建。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named therein.
租客不得轉讓、轉租或分租該物業或其他任何部份或將該物業或其他任何部份的佔用權讓予任何其他人等。此租約權益為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳有關物業的水費、電費、煤氣費、電話費及其他類似的雜費。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好 (自然損耗及因固有的缺陷所產生的損壞除外) 並須於租約期滿或終止時將物業在同樣維修狀態下交吉回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and

the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.
租客須交予業主保証金(金額如附表一所列)作為保証物業租客遵守及履行此租約上租客所需遵守的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準) 三十天內無息退還該保証金予租客。但若租客拖欠根據此合約需要支付的租金及 / 或其他款項超過七天 (無論有否以法律行動追討) 或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observed and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修物業內各主要結構部份 (包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property Tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

11. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責此合約一式兩份的印花稅一半費用。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions in Schedule II (if any).
業主及租客雙方同意遵守附表二的附加條件 (如有的話)。

13. If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.
此合約內的英文本與中文本存有差異時，將以英文本為準。

Received the Security Deposit of
HK$ _____—_____ by the Landlord
業主收到租客所交的保証金
港幣 _____—_____

陳秀英

Confirmed and accepted all the terms and conditions herein by the Landlord:
業主確認接受這合約內所有條款的約束

HKID / ~~B.R. No.~~ (E367994(6))
香港身份證 / ( )
~~商業登記證號碼~~

Received __2__ key(s) of the Premises by the Tenant
租客接收到業主所交還該物業的鎖匙
共 __2__ 條

For and on behalf of
LUDUSON ENTERTAINMENT LIMITED

Authorized Signature(s)

Confirmed and accepted all the terms and conditions herein by the Tenant:
租客確認接受這合約內所有條款的約束

~~HKID /~~ B.R. No. (61768863)
~~香港身份證 /~~ ( )
商業登記證號碼

Schedule I
附表一

The Premises 物業	:	Flat No.8, 4/F., Trans Asia Centre, 18 Kin Hong Street, Kwai Chung, N.T., Hong Kong 香港新界葵涌健康街18號恆亞中心4樓8室
The Landlord 業主	:	Chan Sau Ying 陳秀英 whose * address / registered office is situate at 其通訊地址 / 註冊地址為 —
Telephone No. / 電話	:	9195-3215
The Tenant 租客	:	Luduson Entertainment Limited whose * address / registered office is situate at 其通訊地址 / 註冊地址為 17/F, 80 Gloucester Road, Wanchai, Hong Kong 香港灣仔告士打道80號17樓
Telephone No. / 電話	:	9140-4134
Term 租期	:	From 由 1-Jan-2021 2021年1月1日 to 至 31-Dec-2021 2021年12月31日 (both days inclusive) (包括首尾兩天)
Rent 租金	:	HK$ 25,000- per month 每月為港幣 貳萬伍仟圓整
Security Deposit 保証金	:	HK$ — 港幣 —

Schedule II
附表二

1. **User 用途**

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for commercial purpose only. (note – Please select one item : residential / commercial / office / shop / industrial)
租客除將該物業作 商用 用途外，不可將物業或其任何部份作其他用途。(備註 – 請選一項：住宅 / 商業 / 辦公室 / 商店 / 工業)

2. **Miscellaneous Payments 雜項費用**

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term :
租客在租期內負責下列費用:

*(a)	Management fee 管理費	: ____________	(per month subject to revision from time to time) (每月金額 可能不時調整)
~~*(b)~~	~~Government Rates 差餉~~	~~: ____________~~	~~(subject to actual amount demanded by the Government) (每季以政府賬收者為準)~~
~~*(c)~~	~~Government Rent 地租~~	~~: ____________~~	~~(subject to actual amount demanded by the Government) (每季以政府賬收者為準)~~

b) The Landlord shall be responsible for the following payments payable in respect of the Premises during the Term :
業主在租期內負責下列費用:
(note – Please fill in the following if the Rent shall include any of the following expenses.)
(備註 – 如租金包括以下任何一種開支，請填寫下列部份)

~~*(a)~~	~~Management fee~~ 管理費	: ________	~~(per month subject to revision from time to time)~~ (每月金額可能不時調整)
*(b)	Government Rates 差餉	: ________	(subject to actual amount demanded by the Government) (每季以政府實收者為準)
*(c)	Government Rent 地租	: ________	(subject to actual amount demanded by the Government) (每季以政府實收者為準)

* delete where appropriate
刪除不適用者

3. ~~Rent Free Period 免租期~~
~~Tenant shall be entitled to a rent free period from the ________ to ________ (both days inclusive)~~
~~租客可享有免租期由 ________ 至 ________ (包括首尾兩天)~~

4. ~~Break Clause 退租權~~
~~Notwithstanding anything to the contrary hereinbefore contained, either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than ______ months' written notice or by paying ______ months' Rent in lieu to the other party provided that the said written notice shall not be served before the expiration of the ______ month of the Term of Tenancy.~~
~~儘管與前文不符，任何一方可給予另一方不少於 ____ 個月的書面通知或 ____ 個月租金作代通知金提早解除此租約；唯該書面通知書不得早於由租期起計之 ____ 個月內發出。~~

5. ~~Others 其他~~